                                                                   Exhibit 10.02

                      EXECUTIVE RESTRICTED STOCK AGREEMENT

         THIS EXECUTIVE RESTRICTED STOCK AGREEMENT (this "Agreement") is entered into as of this 12/th/ day of September, 2002, by and between WEST CORPORATION, a Delaware corporation (the "Company"), and Paul M. Mendlik (the "Grantee").

         WHEREAS, concurrently herewith, the Grantee and the Company have entered into that certain Employment Agreement, dated September 12, 2002 (the "Employment Agreement"), wherein the Grantee will be employed by the Company as its Chief Financial Officer effective as of November 4, 2002 or such earlier date as Grantee commences employment with the Company (the "Effective Date"); and

         WHEREAS, to that end, in order to further compensate and induce the Grantee regarding such employment, the Company desires and has elected to grant to the Grantee an award of restricted common stock of the Company.

         NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and such other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, the parties do hereby agree as follows:

         1. Grant of Restricted Stock. On the Effective Date, the Company will grant to Grantee Sixteen Thousand (16,000) shares of the Company's common stock, par value $0.01 per share (the "Stock"), subject to the terms, conditions and restrictions set forth herein or in the Employment Agreement (the "Grant").

         2. Consideration. The Stock is being granted to the Grantee in consideration of his agreement to become employed by the Company and his continued performance of services during the vesting period applicable to the Stock, as set forth in Section 3. The Grantee shall not be required to pay to the Company any monies, funds or other type of consideration for the Stock that Grantee acquires pursuant to this Grant.

         3. Restrictions on the Stock. Any Stock acquired by Grantee will be subject to the following restrictions:

             (a) No Transfer. The Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered ("Transferred") until the restrictions set forth in Section 3(b) are removed or expire as provided in Section 3(c), and any additional requirements or restrictions contained in this Grant have been satisfied, terminated or expressly waived by the Company in writing. The Company shall not be required to transfer on its books any of the shares of Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement; or to treat as owner of those shares Stock or to pay dividends to any transferee to whom any of those shares of Stock shall have been so sold or transferred. The Stock may bear appropriate legends to reflect the transfer restrictions of this Agreement and any applicable securities laws.

             (b) Restrictions. In the event that the Grantee's service as an employee of the Company is terminated by reason of death or disability, by the Company for "cause" as defined in Paragraph 6(a)(2) of the Employment Agreement, or if the Grantee resigns from employment as provided in Paragraph 6(a)(4) of the Employment Agreement, then the Company shall acquire and the Grantee shall sell, transfer and assign, for no additional consideration or monies, all shares of Stock acquired or issued hereunder that are, at the date of such termination or resignation, still subject to the vesting restrictions imposed under this Section 3, and the Grantee shall have no rights to such shares of Stock thereafter. Any consulting services provided by the Grantee after termination of or resignation from employment under Paragraph 7 of the Employment Agreement shall not be considered services as an employee for purposes of this Agreement.

            (c) Vesting and Removal of Restrictions. The restrictions imposed under the foregoing provisions of this Section 3 will lapse, expire and be removed, and the shares of Stock acquired by Grantee under this Agreement and the Grant will vest on January 1, 2003.

            In addition, upon a termination of Executive's employment by the Company without "cause," all outstanding shares of Stock acquired by Grantee under this Agreement will vest.

         4. Voting and Other Rights. Notwithstanding anything to the contrary in the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 3, except as otherwise provided herein, Grantee will have all of the rights of a stockholder with respect to all of the Stock Grantee acquired hereunder, including without limitation the right to vote such Stock and the right to receive all dividends or other distributions with respect to such Stock. In connection with the payment of any dividends, distributions or any other type of payment to the Grantee, the Company shall be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee's account.

         5. Expiration of Restrictions. As soon as practicable after the lapse and removal of the restrictions applicable to all or any portion of the Stock as provided in Section 3, the Company will release the certificate(s) representing such Stock to Grantee, provided that (a) Grantee has satisfied applicable tax withholding requirements, as provided in Section 9, and (b) Grantee has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Stock will not be sold other than: (i) pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), as amended, or an applicable exemption from the registration requirements of the Act; (ii) in compliance with all applicable federal and state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Company's trading policies. The Company may require the Grantee to execute and deliver to the Company a stock power in blank with respect to the unvested Stock and may, in its sole discretion, determine to retain possession of the certificates for unvested Shares. The Company shall have the right, in its sole discretion, to exercise such stock power in the event that the Company becomes entitled to shares of Stock pursuant to the terms and conditions of this Agreement.

         6. Trading Policies. The Company has implemented policies relating to the trading of the Company's common stock and related securities. By accepting this Grant and the Stock,

Grantee hereby acknowledges receipt of the then current policies and agrees to abide by the policies as may be modified from time to time by the Company in its sole discretion.

         7. Investment Representations, The Grantee represents, warrants, and covenants to the Company as follows:

              (a) Investment. The Grantee is acquiring the Stock for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Stock in violation of the Act, or any rule or regulation under the Act.

              (b) Company Information. The Grantee has had an opportunity he deems adequate to obtain from representatives of the Company the information necessary to permit him to evaluate the merits and risks of his investment in the Company.

              (c) Business Experience. The Grantee has sufficient experience in business, financial, and investment matters to be able to evaluate the risks involved in the purchase of the Stock and to make an informed investment decision with respect to that purchase.

              (d) Risk of Loss. He can afford a complete loss of the value of the Stock and is able to bear the economic risk of holding the Stock for an indefinite period.

         8. Section 83(b) Election. Grantee will be entitled to make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in Grantee's gross income the fair market value (as of the date of acquisition) of the Stock Grantee acquire hereunder only if, prior to making any such election, Grantee notifies the Company of Grantee's intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election in the Form attached hereto as Exhibit "A."

         9. Withholding. Grantee shall be required to pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee's account with respect to the Stock, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts. Grantee may pay any such amounts by directing the Company to withhold a number of shares of Stock with an aggregate fair market value on the date of such withholding equal to the amount required to be withheld.

         10. Changes in Capital Structure; Change in Control. The provisions of Sections 15 (Changes in Capital Structure) and 16 (Change in Control) of the Company's 1996 Stock Incentive Plan (the "Plan") are incorporated by reference herein, and the Grant shall be treated as an award of Restricted Stock under the Plan for purposes of such Sections; provided, however, that all shares of Stock shall vest upon the Company's consummation of a going private transaction whether or not such transaction constitutes a "Change in Control" as such term is defined in the Plan.

         11. No Right to Continue Employment. The terms and conditions of the Grantee's employment by the Company shall be governed by the Employment Agreement and this Grant does not confer upon Grantee any right to continue as an employee of the Company or an affiliated entity, nor does it limit in any way the right of the Company or an affiliated entity to terminate Grantee's services to the Company or the affiliated entity at any time, with or without cause.

         12. No Assignment. The Grantee may not assign this Agreement, the Grant or any rights granted herein.

         13. Governing Law. This Agreement and the Grant shall be governed by and construed in accordance with the laws of the State of Delaware.

         14. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

         15. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed or delivered to the party for whom it is intended as such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to the Grantee at Grantee's address as recorded in the records of the Company.

         16. Entire Agreement, Counterparts and Conflicts. Except for the terms and conditions of the Employment Agreement, this Agreement constitutes the entire agreement between the parties respecting the Grant of the Stock to the Grantee and supercedes all prior understandings, arrangements and agreements, whether oral or written, and may not be amended except by a writing signed by the parties hereto. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement. In the event of any conflict between the terms and conditions of this Agreement and the Employment Agreement as they relate to the Grant or the Stock, the terms of this Agreement shall control.

         17. Severability. In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected, and such unenforceable provisions shall be automatically replaced by a provision as similar in terms as may be valid and enforceable.

         18. Further Assurances. Each party to this Agreement agrees to perform all further acts and to execute and deliver all further documents as may be reasonably necessary to carry out the intent of this Agreement.

         19. Construction. Whenever used in this Agreement, the singular number will include the plural, and the plural number will include the singular, and the masculine or neuter gender shall include the masculine, feminine, or neuter gender. The headings of the Sections of this Agreement have been inserted for purposes of convenience and shall not be used for interpretive purposes.

         20. Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each of the parties hereto accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

West Corporation                               Grantee

By:   /s/ Thomas B. Barker                     /s/ Paul Mendlik
      -------------------------------------    -----------------------------
      (Signature)                              (Signature)

      Thomas B. Barker
      President and Chief Executive Officer    Paul Mendlik
      -------------------------------------    -----------------------------
      (Printed Name and Title)                 (Printed Name)

                                 SPOUSAL CONSENT

         The spouse of the Grantee is aware of, understands, and consents to the provisions of the foregoing Agreement and its binding effect upon any community property interest or marital settlement awards she may now or hereafter own or receive, and agrees that the termination of the marital relationship with the Grantee for any reason shall not have the effect of removing any shares of Stock subject to this Agreement from the coverage thereof and such spouse's awareness, understanding, consent, and agreement is evidenced by her signature below.

                                         Grantee's Spouse

                                         /s/ Patty Mendlik
                                         -----------------------------
                                         (Spouse's Signature)

                                         Patty Mendlik
                                         -----------------------------
                                         (Spouse's Printed Name)

                      EXECUTIVE RESTRICTED STOCK AGREEMENT

     THIS EXECUTIVE RESTRICTED STOCK AGREEMENT (this "Agreement") is entered into as of this 12/th/ day of September, 2002, by and between West Corporation, a Delaware corporation (the "Company"), and Paul M. Mendlik (the "Grantee").

     WHEREAS, concurrently herewith, the Grantee and the Company have entered into that certain Employment Agreement, dated September 12, 2002 (the "Employment Agreement"), wherein the Grantee will be employed by the Company as its Chief Financial Officer effective as of November 4, 2002 or such earlier date as Grantee commences employment with the Company (the "Effective Date"); and

     WHEREAS, to that end, in order to further compensate and induce the Grantee regarding such employment, the Company desires and has elected to grant to the Grantee an award of restricted common stock of the Company.

     NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and such other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, the parties do hereby agree as follows:

     1. Grant of Restricted Stock. On the Effective Date, the Company will grant to Grantee Sixteen Thousand (16,000) shares of the Company's common stock, par value $0.01 per share (the "Stock"), subject to the terms, conditions and restrictions set forth herein or in the Employment Agreement (the "Grant").

     2. Consideration. The Stock is being granted to the Grantee in consideration of his agreement to become employed by the Company and his continued performance of services during the vesting period applicable to the Stock, as set forth in Section 3. The Grantee shall not be required to pay to the Company any monies, funds or other type of consideration for the Stock that Grantee acquires pursuant to this Grant.

     3. Restrictions on the Stock. Any Stock acquired by Grantee will be subject to the following restrictions:

         (a) No Transfer. The Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered ("Transferred") until the restrictions set forth in Section 3(b) are removed or expire as provided in Section 3(c), and any additional requirements or restrictions contained in this Grant have been satisfied, terminated or expressly waived by the Company in writing. The Company shall not be required to transfer on its books any of the shares of Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement; or to treat as owner of those shares Stock or to pay dividends to any transferee to whom any of those shares of Stock shall have been so sold or transferred. The Stock may bear appropriate legends to reflect the transfer restrictions of this Agreement and any applicable securities laws.

         (b) Restrictions. In the event that the Grantee's service as an employee of the Company is terminated by reason of death or disability, by the Company for "cause" as defined in Paragraph 6(a)(2) of the Employment Agreement, or if the Grantee resigns from employment as provided in Paragraph 6(a)(4) of the Employment Agreement, then the Company shall acquire and the Grantee shall sell, transfer and assign, for no additional consideration or monies, all shares of Stock acquired or issued hereunder that are, at the date of such termination or resignation, still subject to the vesting restrictions imposed under this Section 3, and the Grantee shall have no rights to such shares of Stock thereafter. Any consulting services provided by the Grantee after termination of or resignation from employment under Paragraph 7 of the Employment Agreement shall not be considered services as an employee for purposes of this Agreement.

          (c) Vesting and Removal of Restrictions. The restrictions imposed under the foregoing provisions of this Section 3 will lapse, expire and be removed, and the shares of Stock acquired by Grantee under this Agreement and the Grant will vest on the second anniversary of the Effective Date.

          In addition, upon a termination of Executive's employment by the Company without "cause," all outstanding shares of Stock acquired by Grantee under this Agreement will vest.

     4. Voting and Other Rights. Notwithstanding anything to the contrary in the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 3, except as otherwise provided herein, Grantee will have all of the rights of a stockholder with respect to all of the Stock Grantee acquired hereunder, including without limitation the right to vote such Stock and the right to receive all dividends or other distributions with respect to such Stock. In connection with the payment of any dividends, distributions or any other type of payment to the Grantee, the Company shall be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee's account.

     5. Expiration of Restrictions. As soon as practicable after the lapse and removal of the restrictions applicable to all or any portion of the Stock as provided in Section 3, the Company will release the certificate(s) representing such Stock to Grantee, provided that (a) Grantee has satisfied applicable tax withholding requirements, as provided in Section 9, and (b) Grantee has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Stock will not be sold other than: (i) pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), as amended, or an applicable exemption from the registration requirements of the Act; (ii) in compliance with all applicable federal and state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Company's trading policies. The Company may require the Grantee to execute and deliver to the Company a stock power in blank with respect to the unvested Stock and may, in its sole discretion, determine to retain possession of the certificates for unvested Shares. The Company shall have the right, in its sole discretion, to exercise such stock power in the event that the Company becomes entitled to shares of Stock pursuant to the terms and conditions of this Agreement.

     6. Trading Policies. The Company has implemented policies relating to the trading of the Company's common stock and related securities. By accepting this Grant and the Stock,

Grantee hereby acknowledges receipt of the then current policies and agrees to abide by the policies as may be modified from time to time by the Company in its sole discretion.

     7. Investment Representations, The Grantee represents, warrants, and covenants to the Company as follows:

          (a) Investment. The Grantee is acquiring the Stock for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Stock in violation of the Act, or any rule or regulation under the Act.

          (b) Company Information. The Grantee has had an opportunity he deems adequate to obtain from representatives of the Company the information necessary to permit him to evaluate the merits and risks of his investment in the Company.

          (c) Business Experience. The Grantee has sufficient experience in business, financial, and investment matters to be able to evaluate the risks involved in the purchase of the Stock and to make an informed investment decision with respect to that purchase.

          (d) Risk of Loss. He can afford a complete loss of the value of the Stock and is able to bear the economic risk of holding the Stock for an indefinite period.

     8. Section 83(b) Election. Grantee will be entitled to make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in Grantee's gross income the fair market value (as of the date of acquisition) of the Stock Grantee acquire hereunder only if, prior to making any such election, Grantee notifies the Company of Grantee's intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election in the Form attached hereto as Exhibit "A."

     9. Withholding. Grantee shall be required to pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee's account with respect to the Stock, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts. Grantee may pay any such amounts by directing the Company to withhold a number of shares of Stock with an aggregate fair market value on the date of such withholding equal to the amount required to be withheld.

     10. Changes in Capital Structure; Change in Control. The provisions of Sections 15 (Changes in Capital Structure) and 16 (Change in Control) of the Company's 1996 Stock Incentive Plan (the "Plan") are incorporated by reference herein, and the Grant shall be treated as an award of Restricted Stock under the Plan for purposes of such Sections; provided, however, that all shares of Stock shall vest upon the Company's consummation of a going private transaction whether or not such transaction constitutes a "Change in Control" as such term is defined in the Plan.

     11. No Right to Continue Employment. The terms and conditions of the Grantee's employment by the Company shall be governed by the Employment Agreement and this Grant does not confer upon Grantee any right to continue as an employee of the Company or an affiliated entity, nor does it limit in any way the right of the Company or an affiliated entity to terminate Grantee's services to the Company or the affiliated entity at any time, with or without cause.

     12. No Assignment. The Grantee may not assign this Agreement, the Grant or any rights granted herein.

     13. Governing Law. This Agreement and the Grant shall be governed by and construed in accordance with the laws of the State of Delaware.

     14. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     15. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed or delivered to the party for whom it is intended as such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to the Grantee at Grantee's address as recorded in the records of the Company.

     16. Entire Agreement, Counterparts and Conflicts. Except for the terms and conditions of the Employment Agreement, this Agreement constitutes the entire agreement between the parties respecting the Grant of the Stock to the Grantee and supercedes all prior understandings, arrangements and agreements, whether oral or written, and may not be amended except by a writing signed by the parties hereto. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement. In the event of any conflict between the terms and conditions of this Agreement and the Employment Agreement as they relate to the Grant or the Stock, the terms of this Agreement shall control.

     17. Severability. In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected, and such unenforceable provisions shall be automatically replaced by a provision as similar in terms as may be valid and enforceable.

     18. Further Assurances. Each party to this Agreement agrees to perform all further acts and to execute and deliver all further documents as may be reasonably necessary to carry out the intent of this Agreement.

     19. Construction. Whenever used in this Agreement, the singular number will include the plural, and the plural number will include the singular, and the masculine or neuter gender shall include the masculine, feminine, or neuter gender. The headings of the Sections of this Agreement have been inserted for purposes of convenience and shall not be used for interpretive purposes.

     20. Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each of the parties hereto accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

West Corporation                                Grantee

By:  /s/ Thomas B. Barker                       /s/ Paul Mendlik
     -------------------------------------      ----------------------
     (Signature)                                (Signature)

     Thomas B. Barker President and CEO         Paul Mendlik
     -------------------------------------      ----------------------
     (Printed Name and Title)                   (Printed Name)

                                 SPOUSAL CONSENT

     The spouse of the Grantee is aware of, understands, and consents to the provisions of the foregoing Agreement and its binding effect upon any community property interest or marital settlement awards she may now or hereafter own or receive, and agrees that the termination of the marital relationship with the Grantee for any reason shall not have the effect of removing any shares of Stock subject to this Agreement from the coverage thereof and such spouse's awareness, understanding, consent, and agreement is evidenced by her signature below.

                                             Grantee's Spouse

                                             /s/ Patty Mendlik
                                             -----------------------------
                                             (Spouse's Signature)

                                             Patty Mendlik
                                             -----------------------------
                                             (Spouse's Printed Name)

                      EXECUTIVE RESTRICTED STOCK AGREEMENT

     THIS EXECUTIVE RESTRICTED STOCK AGREEMENT (this "Agreement") is entered into as of this 12/th/ day of September, 2002, by and between West Corporation, a Delaware corporation (the "Company"), and Paul M. Mendlik (the "Grantee").

     WHEREAS, concurrently herewith, the Grantee and the Company have entered into that certain Employment Agreement, dated September 12, 2002 (the "Employment Agreement"), wherein the Grantee will be employed by the Company as its Chief Financial Officer effective as of November 4, 2002 or such earlier date as Grantee commences employment with the Company (the "Effective Date"); and

     WHEREAS, to that end, in order to further compensate and induce the Grantee regarding such employment, the Company desires and has elected to grant to the Grantee an award of restricted common stock of the Company.

     NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and such other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, the parties do hereby agree as follows:

     1. Grant of Restricted Stock. On the Effective Date, the Company will grant to Grantee Sixteen Thousand (16,000) shares of the Company's common stock, par value $0.01 per share (the "Stock"), subject to the terms, conditions and restrictions set forth herein or in the Employment Agreement (the "Grant").

     2. Consideration. The Stock is being granted to the Grantee in consideration of his agreement to become employed by the Company and his continued performance of services during the vesting period applicable to the Stock, as set forth in Section 3. The Grantee shall not be required to pay to the Company any monies, funds or other type of consideration for the Stock that Grantee acquires pursuant to this Grant.

     3. Restrictions on the Stock. Any Stock acquired by Grantee will be subject to the following restrictions:

          (a) No Transfer. The Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered ("Transferred") until the restrictions set forth in Section 3(b) are removed or expire as provided in Section 3(c), and any additional requirements or restrictions contained in this Grant have been satisfied, terminated or expressly waived by the Company in writing. The Company shall not be required to transfer on its books any of the shares of Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement; or to treat as owner of those shares Stock or to pay dividends to any transferee to whom any of those shares of Stock shall have been so sold or transferred. The Stock may bear appropriate legends to reflect the transfer restrictions of this Agreement and any applicable securities laws.

          (b) Restrictions. In the event that the Grantee's service as an employee of the Company is terminated by reason of death or disability, by the Company for "cause" as defined in Paragraph 6(a)(2) of the Employment Agreement, or if the Grantee resigns from employment as provided in Paragraph 6(a)(4) of the Employment Agreement, then the Company shall acquire and the Grantee shall sell, transfer and assign, for no additional consideration or monies, all shares of Stock acquired or issued hereunder that are, at the date of such termination or resignation, still subject to the vesting restrictions imposed under this Section 3, and the Grantee shall have no rights to such shares of Stock thereafter. Any consulting services provided by the Grantee after termination of or resignation from employment under Paragraph 7 of the Employment Agreement shall not be considered services as an employee for purposes of this Agreement.

          (c) Vesting and Removal of Restrictions. The restrictions imposed under the foregoing provisions of this Section 3 will lapse, expire and be removed, and the shares of Stock acquired by Grantee under this Agreement and the Grant will vest on the third anniversary of the Effective Date.

          In addition, upon a termination of Executive's employment by the Company without "cause," all outstanding shares of Stock acquired by Grantee under this Agreement will vest.

     4. Voting and Other Rights. Notwithstanding anything to the contrary in the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 3, except as otherwise provided herein, Grantee will have all of the rights of a stockholder with respect to all of the Stock Grantee acquired hereunder, including without limitation the right to vote such Stock and the right to receive all dividends or other distributions with respect to such Stock. In connection with the payment of any dividends, distributions or any other type of payment to the Grantee, the Company shall be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee's account.

     5. Expiration of Restrictions. As soon as practicable after the lapse and removal of the restrictions applicable to all or any portion of the Stock as provided in Section 3, the Company will release the certificate(s) representing such Stock to Grantee, provided that (a) Grantee has satisfied applicable tax withholding requirements, as provided in Section 9, and (b) Grantee has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Stock will not be sold other than: (i) pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), as amended, or an applicable exemption from the registration requirements of the Act; (ii) in compliance with all applicable federal and state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Company's trading policies. The Company may require the Grantee to execute and deliver to the Company a stock power in blank with respect to the unvested Stock and may, in its sole discretion, determine to retain possession of the certificates for unvested Shares. The Company shall have the right, in its sole discretion, to exercise such stock power in the event that the Company becomes entitled to shares of Stock pursuant to the terms and conditions of this Agreement.

     6. Trading Policies. The Company has implemented policies relating to the trading of the Company's common stock and related securities. By accepting this Grant and the Stock,

Grantee hereby acknowledges receipt of the then current policies and agrees to abide by the policies as may be modified from time to time by the Company in its sole discretion.

     7. Investment Representations. The Grantee represents, warrants, and covenants to the Company as follows:

          (a) Investment. The Grantee is acquiring the Stock for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Stock in violation of the Act, or any rule or regulation under the Act.

          (b) Company Information. The Grantee has had an opportunity he deems adequate to obtain from representatives of the Company the information necessary to permit him to evaluate the merits and risks of his investment in the Company.

          (c) Business Experience. The Grantee has sufficient experience in business, financial, and investment matters to be able to evaluate the risks involved in the purchase of the Stock and to make an informed investment decision with respect to that purchase.

          (d) Risk of Loss. He can afford a complete loss of the value of the Stock and is able to bear the economic risk of holding the Stock for an indefinite period.

     8. Section 83(b) Election. Grantee will be entitled to make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in Grantee's gross income the fair market value (as of the date of acquisition) of the Stock Grantee acquire hereunder only if, prior to making any such election, Grantee notifies the Company of Grantee's intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election in the Form attached hereto as Exhibit "A."

     9. Withholding. Grantee shall be required to pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee's account with respect to the Stock, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts. Grantee may pay any such amounts by directing the Company to withhold a number of shares of Stock with an aggregate fair market value on the date of such withholding equal to the amount required to be withheld.

     10. Changes in Capital Structure; Change in Control. The provisions of Sections 15 (Changes in Capital Structure) and 16 (Change in Control) of the Company's 1996 Stock Incentive Plan (the "Plan") are incorporated by reference herein, and the Grant shall be treated as an award of Restricted Stock under the Plan for purposes of such sections; provided, however, that all shares of Stock shall vest upon the Company's consummation of a going private transaction whether or not such transaction constitutes a "Change in Control" as such term is defined in the Plan.

     11. No Right to Continue Employment. The terms and conditions of the Grantee's employment by the Company shall be governed by the Employment Agreement and this Grant does not confer upon Grantee any right to continue as an employee of the Company or an affiliated entity, nor does it limit in any way the right of the Company or an affiliated entity to terminate Grantee's services to the Company or the affiliated entity at any time, with or without cause.

     12. No Assignment. The Grantee may not assign this Agreement, the Grant or any rights granted herein.

     13. Governing Law. This Agreement and the Grant shall be governed by and construed in accordance with the laws of the State of Delaware.

     14. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     15. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed or delivered to the party for whom it is intended as such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to the Grantee at Grantee's address as recorded in the records of the Company.

     16. Entire Agreement, Counterparts and Conflicts. Except for the terms and conditions of the Employment Agreement, this Agreement constitutes the entire agreement between the parties respecting the Grant of the Stock to the Grantee and supercedes all prior understandings, arrangements and agreements, whether oral or written, and may not be amended except by a writing signed by the parties hereto. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement. In the event of any conflict between the terms and conditions of this Agreement and the Employment Agreement as they relate to the Grant or the Stock, the terms of this Agreement shall control.

     17. Severability. In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected, and such unenforceable provisions shall be automatically replaced by a provision as similar in terms as may be valid and enforceable.

     18. Further Assurances. Each party to this Agreement agrees to perform all further acts and to execute and deliver all further documents as may be reasonably necessary to carry out the intent of this Agreement.

     19. Construction. Whenever used in this Agreement, the singular number will include the plural, and the plural number will include the singular, and the masculine or neuter gender shall include the masculine, feminine, or neuter gender. The headings of the sections of this Agreement have been inserted for purposes of convenience and shall not be used for interpretive purposes.

     20. Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each of the parties hereto accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

West Corporation                               Grantee

By:  /s/ Thomas B. Barker                      /s/ Paul Mendlik
     -----------------------------------       ---------------------------------
     (Signature)                               (Signature)

     Thomas B. Barker President and CEO        Paul Mendlik
     -----------------------------------       ---------------------------------
     (Printed Name and Title)                  (Printed Name)

                                 SPOUSAL CONSENT

     The spouse of the Grantee is aware of, understands, and consents to the provisions of the foregoing Agreement and its binding effect upon any community property interest or marital settlement awards she may now or hereafter own or receive, and agrees that the termination of the marital relationship with the Grantee for any reason shall not have the effect of removing any shares of Stock subject to this Agreement from the coverage thereof and such spouse's awareness, understanding, consent, and agreement is evidenced by her signature below.

                                             Grantee's Spouse

                                             /s/ Patty Mendlik
                                             ------------------------------
                                             (Spouse's Signature)

                                             Patty Mendlik
                                             ------------------------------
                                             (Spouse's Printed Name)

                      EXECUTIVE RESTRICTED STOCK AGREEMENT

     THIS EXECUTIVE RESTRICTED STOCK AGREEMENT (this "Agreement") is entered into as of this 12/th/ day of September, 2002, by and between West Corporation, a Delaware corporation (the "Company"), and Paul M. Mendlik (the "Grantee").

     WHEREAS, concurrently herewith, the Grantee and the Company have entered into that certain Employment Agreement, dated September 12, 2002 (the "Employment Agreement"), wherein the Grantee will be employed by the Company as its Chief Financial Officer effective as of November 4, 2002 or such earlier date as Grantee commences employment with the Company (the "Effective Date"); and

     WHEREAS, to that end, in order to further compensate and induce the Grantee regarding such employment, the Company desires and has elected to grant to the Grantee an award of restricted common stock of the Company.

     NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and such other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, the parties do hereby agree as follows:

     1. Grant of Restricted Stock. On the Effective Date, the Company will grant to Grantee Sixteen Thousand (16,000) shares of the Company's common stock, par value $0.01 per share (the "Stock"), subject to the terms, conditions and restrictions set forth herein or in the Employment Agreement (the "Grant").

     2. Consideration. The Stock is being granted to the Grantee in consideration of his agreement to become employed by the Company and his continued performance of services during the vesting period applicable to the Stock, as set forth in Section 3. The Grantee shall not be required to pay to the Company any monies, funds or other type of consideration for the Stock that Grantee acquires pursuant to this Grant.

     3. Restrictions on the Stock. Any Stock acquired by Grantee will be subject to the following restrictions:

          (a) No Transfer. The Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered ("Transferred") until the restrictions set forth in Section 3(b) are removed or expire as provided in Section 3(c), and any additional requirements or restrictions contained in this Grant have been satisfied, terminated or expressly waived by the Company in writing. The Company shall not be required to transfer on its books any of the shares of Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement; or to treat as owner of those shares Stock or to pay dividends to any transferee to whom any of those shares of Stock shall have been so sold or transferred. The Stock may bear appropriate legends to reflect the transfer restrictions of this Agreement and any applicable securities laws.

          (b) Restrictions. In the event that the Grantee's service as an employee of the Company is terminated by reason of death or disability, by the Company for "cause" as defined in Paragraph 6(a)(2) of the Employment Agreement, or if the Grantee resigns from employment as provided in Paragraph 6(a)(4) of the Employment Agreement, then the Company shall acquire and the Grantee shall sell, transfer and assign, for no additional consideration or monies, all shares of Stock acquired or issued hereunder that are, at the date of such termination or resignation, still subject to the vesting restrictions imposed under this Section 3, and the Grantee shall have no rights to such shares of Stock thereafter. Any consulting services provided by the Grantee after termination of or resignation from employment under Paragraph 7 of the Employment Agreement shall not be considered services as an employee for purposes of this Agreement.

          (c) Vesting and Removal of Restrictions. The restrictions imposed under the foregoing provisions of this Section 3 will lapse, expire and be removed, and the shares of Stock acquired by Grantee under this Agreement and the Grant will vest on the fourth anniversary of the Effective Date.

          In addition, upon a termination of Executive's employment by the Company without "cause," all outstanding shares of Stock acquired by Grantee under this Agreement will vest.

     4. Voting and Other Rights. Notwithstanding anything to the contrary in the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 3, except as otherwise provided herein, Grantee will have all of the rights of a stockholder with respect to all of the Stock Grantee acquired hereunder, including without limitation the right to vote such Stock and the right to receive all dividends or other distributions with respect to such Stock. In connection with the payment of any dividends, distributions or any other type of payment to the Grantee, the Company shall be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee's account.

     5. Expiration of Restrictions. As soon as practicable after the lapse and removal of the restrictions applicable to all or any portion of the Stock as provided in Section 3, the Company will release the certificate(s) representing such Stock to Grantee, provided that (a) Grantee has satisfied applicable tax withholding requirements, as provided in Section 9, and (b) Grantee has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Stock will not be sold other than: (i) pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), as amended, or an applicable exemption from the registration requirements of the Act; (ii) in compliance with all applicable federal and state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Company's trading policies. The Company may require the Grantee to execute and deliver to the Company a stock power in blank with respect to the unvested Stock and may, in its sole discretion, determine to retain possession of the certificates for unvested Shares. The Company shall have the right, in its sole discretion, to exercise such stock power in the event that the Company becomes entitled to shares of Stock pursuant to the terms and conditions of this Agreement.

     6. Trading Policies. The Company has implemented policies relating to the trading of the Company's common stock and related securities. By accepting this Grant and the Stock,

Grantee hereby acknowledges receipt of the then current policies and agrees to abide by the policies as may be modified from time to time by the Company in its sole discretion.

     7. Investment Representations. The Grantee represents, warrants, and covenants to the Company as follows:

          (a) Investment. The Grantee is acquiring the Stock for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Stock in violation of the Act, or any rule or regulation under the Act.

          (b) Company Information. The Grantee has had an opportunity he deems adequate to obtain from representatives of the Company the information necessary to permit him to evaluate the merits and risks of his investment in the Company.

          (c) Business Experience. The Grantee has sufficient experience in business, financial, and investment matters to be able to evaluate the risks involved in the purchase of the Stock and to make an informed investment decision with respect to that purchase.

          (d) Risk of Loss. He can afford a complete loss of the value of the Stock and is able to bear the economic risk of holding the Stock for an indefinite period.

     8. Section 83(b) Election. Grantee will be entitled to make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in Grantee's gross income the fair market value (as of the date of acquisition) of the Stock Grantee acquire hereunder only if, prior to making any such election, Grantee notifies the Company of Grantee's intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election in the Form attached hereto as Exhibit "A."

     9. Withholding. Grantee shall be required to pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee's account with respect to the Stock, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts. Grantee may pay any such amounts by directing the Company to withhold a number of shares of Stock with an aggregate fair market value on the date of such withholding equal to the amount required to be withheld.

     10. Changes in Capital Structure; Change in Control. The provisions of Sections 15 (Changes in Capital Structure) and 16 (Change in Control) of the Company's 1996 Stock Incentive Plan (the "Plan") are incorporated by reference herein, and the Grant shall be treated as an award of Restricted Stock under the Plan for purposes of such Sections; provided, however, that all shares of Stock shall vest upon the Company's consummation of a going private transaction whether or not such transaction constitutes a "Change in Control" as such term is defined in the Plan.

     11. No Right to Continue Employment. The terms and conditions of the Grantee's employment by the Company shall be governed by the Employment Agreement and this Grant does not confer upon Grantee any right to continue as an employee of the Company or an affiliated entity, nor does it limit in any way the right of the Company or an affiliated entity to terminate Grantee's services to the Company or the affiliated entity at any time, with or without cause.

     12. No Assignment. The Grantee may not assign this Agreement, the Grant or any rights granted herein.

     13. Governing Law. This Agreement and the Grant shall be governed by and construed in accordance with the laws of the State of Delaware.

     14. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     15. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed or delivered to the party for whom it is intended as such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to the Grantee at Grantee's address as recorded in the records of the Company.

     16. Entire Agreement, Counterparts and Conflicts. Except for the terms and conditions of the Employment Agreement, this Agreement constitutes the entire agreement between the parties respecting the Grant of the Stock to the Grantee and supercedes all prior understandings, arrangements and agreements, whether oral or written, and may not be amended except by a writing signed by the parties hereto. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement. In the event of any conflict between the terms and conditions of this Agreement and the Employment Agreement as they relate to the Grant or the Stock, the terms of this Agreement shall control.

     17. Severability. In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected, and such unenforceable provisions shall be automatically replaced by a provision as similar in terms as may be valid and enforceable.

     18. Further Assurances. Each party to this Agreement agrees to perform all further acts and to execute and deliver all further documents as may be reasonably necessary to carry out the intent of this Agreement.

     19. Construction. Whenever used in this Agreement, the singular number will include the plural, and the plural number will include the singular, and the masculine or neuter gender shall include the masculine, feminine, or neuter gender. The headings of the sections of this Agreement have been inserted for purposes of convenience and shall not be used for interpretive purposes.

     20. Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each of the parties hereto accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

West Corporation                            Grantee

By:  /s/ Thomas B. Barker                   /s/ Paul Mendlik
     ------------------------------------   ------------------------------------
     (Signature)                            (Signature)

     Thomas B. Barker President and CEO     Paul Mendlik
     ------------------------------------   ------------------------------------
     (Printed Name and Title)               (Printed Name)

                                 SPOUSAL CONSENT

     The spouse of the Grantee is aware of, understands, and consents to the provisions of the foregoing Agreement and its binding effect upon any community property interest or marital settlement awards she may now or hereafter own or receive, and agrees that the termination of the marital relationship with the Grantee for any reason shall not have the effect of removing any shares of Stock subject to this Agreement from the coverage thereof and such spouse's awareness, understanding, consent, and agreement is evidenced by her signature below.

                                                  Grantee's Spouse

                                                  /s/ Patty Mendlik
                                                  -----------------------------
                                                  (Spouse's Signature)

                                                  Patty Mendlik
                                                  -----------------------------
                                                  (Spouse's Printed Name)

                      EXECUTIVE RESTRICTED STOCK AGREEMENT

     THIS EXECUTIVE RESTRICTED STOCK AGREEMENT (this "Agreement") is entered into as of this 12/th/ day of September, 2002, by and between West Corporation, a Delaware corporation (the "Company"), and Paul M. Mendlik (the "Grantee").

     WHEREAS, concurrently herewith, the Grantee and the Company have entered into that certain Employment Agreement, dated September 12, 2002 (the "Employment Agreement"), wherein the Grantee will be employed by the Company as its Chief Financial Officer effective as of November 4, 2002 or such earlier date as Grantee commences employment with the Company (the "Effective Date"); and

     WHEREAS, to that end, in order to further compensate and induce the Grantee regarding such employment, the Company desires and has elected to grant to the Grantee an award of restricted common stock of the Company.

     NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and such other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, the parties do hereby agree as follows:

     1. Grant of Restricted Stock. On the Effective Date, the Company will grant to Grantee Sixteen Thousand (16,000) shares of the Company's common stock, par value $0.01 per share (the "Stock"), subject to the terms, conditions and restrictions set forth herein or in the Employment Agreement (the "Grant").

     2. Consideration. The Stock is being granted to the Grantee in consideration of his agreement to become employed by the Company and his continued performance of services during the vesting period applicable to the Stock, as set forth in Section 3. The Grantee shall not be required to pay to the Company any monies, funds or other type of consideration for the Stock that Grantee acquires pursuant to this Grant.

     3. Restrictions on the Stock. Any Stock acquired by Grantee will be subject to the following restrictions:

          (a) No Transfer. The Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered ("Transferred") until the restrictions set forth in Section 3(b) are removed or expire as provided in Section 3(c), and any additional requirements or restrictions contained in this Grant have been satisfied, terminated or expressly waived by the Company in writing. The Company shall not be required to transfer on its books any of the shares of Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement; or to treat as owner of those shares Stock or to pay dividends to any transferee to whom any of those shares of Stock shall have been so sold or transferred. The Stock may bear appropriate legends to reflect the transfer restrictions of this Agreement and any applicable securities laws.

          (b) Restrictions. In the event that the Grantee's service as an employee of the Company is terminated by reason of death or disability, by the Company for "cause" as defined in Paragraph 6(a)(2) of the Employment Agreement, or if the Grantee resigns from employment as provided in Paragraph 6(a)(4) of the Employment Agreement, then the Company shall acquire and the Grantee shall sell, transfer and assign, for no additional consideration or monies, all shares of Stock acquired or issued hereunder that are, at the date of such termination or resignation, still subject to the vesting restrictions imposed under this Section 3, and the Grantee shall have no rights to such shares of Stock thereafter. Any consulting services provided by the Grantee after termination of or resignation from employment under Paragraph 7 of the Employment Agreement shall not be considered services as an employee for purposes of this Agreement.

          (c) Vesting and Removal of Restrictions. The restrictions imposed under the foregoing provisions of this Section 3 will lapse, expire and be removed, and the shares of Stock acquired by Grantee under this Agreement and the Grant will vest on the fifth anniversary of the Effective Date.

          In addition, upon a termination of Executive's employment by the Company without "cause," all outstanding shares of Stock acquired by Grantee under this Agreement will vest.

     4. Voting and Other Rights. Notwithstanding anything to the contrary in the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 3, except as otherwise provided herein, Grantee will have all of the rights of a stockholder with respect to all of the Stock Grantee acquired hereunder, including without limitation the right to vote such Stock and the right to receive all dividends or other distributions with respect to such Stock. In connection with the payment of any dividends, distributions or any other type of payment to the Grantee, the Company shall be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee's account.

     5. Expiration of Restrictions. As soon as practicable after the lapse and removal of the restrictions applicable to all or any portion of the Stock as provided in Section 3, the Company will release the certificate(s) representing such Stock to Grantee, provided that (a) Grantee has satisfied applicable tax withholding requirements, as provided in Section 9, and (b) Grantee has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Stock will not be sold other than: (i) pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), as amended, or an applicable exemption from the registration requirements of the Act; (ii) in compliance with all applicable federal and state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Company's trading policies. The Company may require the Grantee to execute and deliver to the Company a stock power in blank with respect to the unvested Stock and may, in its sole discretion, determine to retain possession of the certificates for unvested Shares. The Company shall have the right, in its sole discretion, to exercise such stock power in the event that the Company becomes entitled to shares of Stock pursuant to the terms and conditions of this Agreement.

     6. Trading Policies. The Company has implemented policies relating to the trading of the Company's common stock and related securities. By accepting this Grant and the Stock,

Grantee hereby acknowledges receipt of the then current policies and agrees to abide by the policies as may be modified from time to time by the Company in its sole discretion.

     7. Investment Representations. The Grantee represents, warrants, and covenants to the Company as follows:

          (a) Investment. The Grantee is acquiring the Stock for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Stock in violation of the Act, or any rule or regulation under the Act.

          (b) Company Information. The Grantee has had an opportunity he deems adequate to obtain from representatives of the Company the information necessary to permit him to evaluate the merits and risks of his investment in the Company.

          (c) Business Experience. The Grantee has sufficient experience in business, financial, and investment matters to be able to evaluate the risks involved in the purchase of the Stock and to make an informed investment decision with respect to that purchase.

          (d) Risk of Loss. He can afford a complete loss of the value of the Stock and is able to bear the economic risk of holding the Stock for an indefinite period.

     8. Section 83(b) Election. Grantee will be entitled to make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in Grantee's gross income the fair market value (as of the date of acquisition) of the Stock Grantee acquire hereunder only if, prior to making any such election, Grantee notifies the Company of Grantee's intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election in the Form attached hereto as Exhibit "A."

     9. Withholding. Grantee shall be required to pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee's account with respect to the Stock, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts. Grantee may pay any such amounts by directing the Company to withhold a number of shares of Stock with an aggregate fair market value on the date of such withholding equal to the amount required to be withheld.

     10. Changes in Capital Structure; Change in Control. The provisions of Sections 15 (Changes in Capital Structure) and 16 (Change in Control) of the Company's 1996 Stock Incentive Plan (the "Plan") are incorporated by reference herein, and the Grant shall be treated as an award of Restricted Stock under the Plan for purposes of such Sections; provided, however, that all shares of Stock shall vest upon the Company's consummation of a going private transaction whether or not such transaction constitutes a "Change in Control" as such term is defined in the Plan.

     11. No Right to Continue Employment. The terms and conditions of the Grantee's employment by the Company shall be governed by the Employment Agreement and this Grant does not confer upon Grantee any right to continue as an employee of the Company or an affiliated entity, nor does it limit in any way the right of the Company or an affiliated entity to terminate Grantee's services to the Company or the affiliated entity at any time, with or without cause.

     12. No Assignment. The Grantee may not assign this Agreement, the Grant or any rights granted herein.

     13. Governing Law. This Agreement and the Grant shall be governed by and construed in accordance with the laws of the State of Delaware.

     14. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     15. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed or delivered to the party for whom it is intended as such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to the Grantee at Grantee's address as recorded in the records of the Company.

     16. Entire Agreement, Counterparts and Conflicts. Except for the terms and conditions of the Employment Agreement, this Agreement constitutes the entire agreement between the parties respecting the Grant of the Stock to the Grantee and supercedes all prior understandings, arrangements and agreements, whether oral or written, and may not be amended except by a writing signed by the parties hereto. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement. In the event of any conflict between the terms and conditions of this Agreement and the Employment Agreement as they relate to the Grant or the Stock, the terms of this Agreement shall control.

     17. Severability. In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected, and such unenforceable provisions shall be automatically replaced by a provision as similar in terms as may be valid and enforceable.

     18. Further Assurances. Each party to this Agreement agrees to perform all further acts and to execute and deliver all further documents as may be reasonably necessary to carry out the intent of this Agreement.

     19. Construction. Whenever used in this Agreement, the singular number will include the plural, and the plural number will include the singular, and the masculine or neuter gender shall include the masculine, feminine, or neuter gender. The headings of the Sections of this Agreement have been inserted for purposes of convenience and shall not be used for interpretive purposes.

     20. Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each of the parties hereto accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

West Corporation                                 Grantee

By:  /s/ Thomas B. Barker                        /s/ Paul Mendlik
     -------------------------------------       ----------------------------
     (Signature)                                 (Signature)

     Thomas B. Barker, President and CEO         Paul Mendlik
     -------------------------------------       ----------------------------
     (Printed Name and Title)                    (Printed Name)

                                 SPOUSAL CONSENT

     The spouse of the Grantee is aware of, understands, and consents to the provisions of the foregoing Agreement and its binding effect upon any community property interest or marital settlement awards she may now or hereafter own or receive, and agrees that the termination of the marital relationship with the Grantee for any reason shall not have the effect of removing any shares of Stock subject to this Agreement from the coverage thereof and such spouse's awareness, understanding, consent, and agreement is evidenced by her signature below.

                                                  Grantee's Spouse

                                                  /s/ Patty Mendlik
                                                  ----------------------------
                                                  (Spouse's Signature)

                                                  Patty Mendlik
                                                  ----------------------------
                                                  (Spouse's Printed Name)

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